UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08426

                ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND, INC.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                     Date of fiscal year end: June 30, 2005

                     Date of reporting period: June 30, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.




[LOGO] AllianceBernstein (R)
Investment Research and Management


AllianceBernstein International Growth Fund


                                                                   June 30, 2005


                                  ANNUAL REPORT

     Investment Products Offered
=====================================
    o Are Not FDIC Insured
    o May Lose Value
    o Are Not Bank Guaranteed
=====================================

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

August 26, 2005


Annual Report
This report provides management's discussion of fund performance for AllianceBernstein International Growth Fund (the "Fund") for the annual reporting period ended June 30, 2005. Prior to May 16, 2005, the Fund was named AllianceBernstein Worldwide Privatization Fund.

Investment Objective and Policies
This open-end fund seeks long-term capital appreciation. The Fund invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Fund's investments include companies that are established as a result of privatizations of state enterprises. The Fund invests, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more), none of which may be the United States.

Investment Results
The table on page 4 provides the performance results for the Fund and its benchmark, the Morgan Stanley Capital International (MSCI) All Country World (minus the U.S.) Index, along with the MSCI World (minus the U.S.) Index, for the six- and 12-month periods ended June 30, 2005.

The Fund outperformed its benchmark, the MSCI All Country World (minus the U.S.) Index, for both the six- and 12-month periods ended June 30, 2005.

Over the 12-month reporting period, the Fund outperformed its benchmark due to a combination of positive returns from both stock selection and from asset allocation. Looking first at stock selection, developed market stocks had an overall constructive impact on the Fund's investment result. European positions, in particular, made a notable contribution while Japanese stocks had a moderately negative relative impact. Emerging market stock selection was also positive as the Latin American, Asian and East Europe, Middle East and Africa
(EMEA) regions all made significant contributions to the Fund's relative investment return. Looking at asset allocation, the Fund's relative overweight position in emerging market equities and relative underweight position in Japanese stocks resulted in a positive contribution to the annual period's investment results.

During the six-month period ended June 30, 2005, the Fund outperformed its benchmark due to the positive impact of stock selection. Asset allocation had a broadly neutral impact, although there was a relative positive impact from currency movements.

Market Review and Investment Strategy
During the 12-month reporting period, both developed and emerging market equities posted strong, positive returns. The Pacific ex-Japan and European regions were the best performing regions in U.S. dollar (USD) terms among the developed market group. However, on the back of a lackluster economic environment, Japan continued to register poor relative returns and was one of the few major markets that witnessed negative returns during the period. The emerging markets con-


--------------------------------------------------------------------------------
                                 AllianceBernstein International Growth Fund o 1
tinued to outperform their developed market peers; the Latin American region, in particular, saw significant gains in both local and USD terms. USD returns were additionally boosted by marked strength in Latin American currencies. The EMEA and emerging Asia regions also experienced buoyant equity market returns.

At the sector level, the sectors that performed relatively strongly included the energy and basic industry sectors, driven by their respective strength in oil and commodity prices, and the utility sector. Sectors that lagged included technology, consumer staples, consumer discretionary and health care.

International equity markets performed well during the 12-month period ended June 30, 2005 as investors became more convinced that the global economy remained on a growth track, underpinned by solid U.S. economic data and continued growth in China. There were some examples of monetary tightening in several of the major economic regions, but interest rate rises were generally measured. Central banks within other regions, such as Europe, maintained interest rates at low levels. Global liquidity levels and investor appetite for risk remained at high levels, as such interest in international equities, notably some of the perceived riskier emerging markets, was keen.

The healthy global economic backdrop provided for continued improvements in corporate profitability. Increased earnings expectations lent support for overall international equity valuations, despite the strong share price appreciation seen during the period. Strengthening corporate balance sheets and robust cash flows also saw an increase in the number of companies returning funds to shareholders in the form of increased dividends and share buybacks. This fact, combined with an up-tick in merger and acquisition activity, provided the equity markets with additional momentum.

The risk of an increase in inflationary pressure remained one of the concerns that investors were mindful of, particularly in light of consistently high energy prices and the broad strength in commodity prices. While there was indeed some evidence of a build up of inflation in certain areas of the economic system, overall inflation remained at moderate levels. Global geo-political issues were another concern that persisted at heightened levels throughout the period.

A recent proxy vote resulted in shareholder approval of a broadening in the Fund's investable universe. As a result, the Fund's Management Team began to look at additional investment opportunities outside of the privatization universe. The Fund's overall investment strategy remains intact, and the Management Team continued to emphasize the Fund's diversification with strong representation in both developed and emerging markets and in a wide array of economic sectors.


-------------------------------------------------------------------------------
2 o AllianceBernstein International Growth Fund

HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance
The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class, Class R, Class K and Class I shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure
Neither the unmanaged Morgan Stanley Capital International (MSCI) World (minus the U.S.) Index nor the unmanaged MSCI All Country World (minus the U.S.) Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World (minus the U.S.) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance in 22 developed market countries, excluding the U.S. The MSCI All Country World (minus the U.S.) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in 49 global developed and emerging markets, excluding the U.S. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk
Substantially all of the Fund's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may invest in securities of emerging market nations. These investments have additional risks, such as illiquid or thinly traded markets, company management risk, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the U.S. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


--------------------------------------------------------------------------------
                                 AllianceBernstein International Growth Fund o 3

HISTORICAL PERFORMANCE
(continued from previous page)


                                                --------------------------------
  THE FUND VS. ITS BENCHMARK                                Returns
  PERIODS ENDED JUNE 30, 2005                      6 Months         12 Months
--------------------------------------------------------------------------------
  AllianceBernstein International Growth Fund
   Class A                                           2.24%           23.44%
--------------------------------------------------------------------------------
   Class B                                           1.76%           22.54%
--------------------------------------------------------------------------------
   Class C                                           1.84%           22.54%
--------------------------------------------------------------------------------
   Advisor Class                                     2.37%           23.86%
--------------------------------------------------------------------------------
   Class R**                                        -2.56%*
--------------------------------------------------------------------------------
   Class K**                                        -2.49%*
--------------------------------------------------------------------------------
   Class I**                                        -2.41%*
--------------------------------------------------------------------------------
  MSCI World (minus the U.S.) Index                 -0.71%           14.55%
--------------------------------------------------------------------------------
  MSCI All Country World (minus the U.S.) Index      0.00%           16.47%
--------------------------------------------------------------------------------

*   Since Inception. (See inception dates below.)

** Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class R, Class K and Class I shares is 3/1/05.

GROWTH OF A $10,000 INVESTMENT IN THE FUND
6/30/95 TO 6/30/05


AllianceBernstein International Growth Fund Class A: $24,553

MSCI All Country World (minus the U.S.) Index: $17,337

MSCI World (minus the U.S.) Index: $17,176

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

6/30/95          $ 9,575       $10,000       $10,000
6/30/96          $11,410       $11,335       $11,317
6/30/97          $14,280       $12,869       $12,917
6/30/98          $15,581       $13,678       $13,097
6/30/99          $17,117       $14,686       $14,345
6/30/00          $21,270       $17,446       $16,941
6/30/01          $15,568       $13,287       $12,908
6/30/02          $14,554       $12,035       $11,818
6/30/03          $14,892       $11,363       $11,275
6/30/04          $19,891       $14,994       $14,886
6/30/05          $24,553       $17,176       $17,337


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Growth Fund Class A shares (from 6/30/95 to 6/30/05) as compared to the performance of the Fund's benchmark and a second MSCI Index. The MSCI AC World (minus the U.S.) Index values are calculated using gross returns from 6/30/95 through 6/30/01 and net returns from 6/30/01 through 6/30/05. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)


--------------------------------------------------------------------------------
4 o AllianceBernstein International Growth Fund

HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                                NAV Returns               SEC Returns
Class A Shares
1 Year                             23.44%                    18.25%
5 Year                              2.91%                     2.03%
10 Year                             9.87%                     9.40%

Class B Shares
1 Year                             22.54%                    18.54%
5 Year                              2.12%                     2.12%
10 Year(a)                          9.24%                     9.24%

Class C Shares
1 Year                             22.54%                    21.54%
5 Year                              2.14%                     2.14%
10 Year                             9.07%                     9.07%

Advisor Class Shares
1 Year                             23.86%
5 Year                              3.23%
Since Inception*                    9.47%


Class R Shares+
Since Inception*                   -2.56%


Class K Shares+
Since Inception*                   -2.49%


Class I Shares+
Since Inception*                   -2.41%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2005)
--------------------------------------------------------------------------------

Class A Shares
1 Year                                                       18.25%
5 Year                                                        2.03%
10 Year                                                       9.40%

Class B Shares
1 Year                                                       18.54%
5 Year                                                        2.12%
10 Year(a)                                                    9.24%

Class C Shares
1 Year                                                       21.54%
5 Year                                                        2.14%
10 Year                                                       9.07%



(a) Assumes conversion of Class B shares into Class A shares after eight years.

* Since Inception. Inception dates are: 10/1/96 for Advisor Class shares, 3/1/05 for Class R, Class K and Class I shares.

+ Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

    See Historical Performance disclosures on page 3.


-------------------------------------------------------------------------------
                                 AllianceBernstein International Growth Fund o 5

FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                Beginning              Ending
              Account Value         Account Value          Expenses Paid
             January 1, 2005        June 30, 2005         During Period*
              ------------          ------------           ------------
          Actual  Hypothetical   Actual Hypothetical** Actual  Hypothetical
         --------  -----------  --------  ----------- --------  -----------
Class A   $1,000     $1,000     $1,022.36  $1,017.46    $7.42      $7.40
--------------------------------------------------------------------------------
Class B   $1,000     $1,000     $1,018.41  $1,013.79    $11.11     $11.08
--------------------------------------------------------------------------------
Class C   $1,000     $1,000     $1,018.41  $1,013.84    $11.06     $11.04
--------------------------------------------------------------------------------
Advisor
Class     $1,000     $1,000     $1,023.70  $1,018.89    $5.97      $5.96
--------------------------------------------------------------------------------
Class R+  $1,000     $1,000     $ 974.44   $1,011.34    $5.17      $5.27
--------------------------------------------------------------------------------
Class K+  $1,000     $1,000     $ 975.15   $1,012.20    $4.32      $4.40
--------------------------------------------------------------------------------
Class I+  $1,000     $1,000     $ 975.86   $1,013.13    $3.41      $3.47
--------------------------------------------------------------------------------

* Expenses are equal to the classes' annualized expense ratios of 1.48%, 2.22%, 2.21%, 1.19%, 1.58%, 1.32% and 1.04%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the period/365.

**  Assumes 5% return before expenses.

+ The account value and expenses for Class R, Class K and Class I shares are based on the period from March 1, 2005 (commencement of distribution) through June 30, 2005.


--------------------------------------------------------------------------------
6 o AllianceBernstein International Growth Fund

PORTFOLIO SUMMARY
June 30, 2005

PORTFOLIO STATISTICS
Net Assets ($mil): $415.1


SECTOR BREAKDOWN*
 22.0% Finance
 17.8% Utilities
 11.8% Energy
 11.1% Consumer Services
  7.5% Technology
  5.5% Basic Industry
  4.5% Health Care
  3.5% Transportation                       [PIE CHART OMITTED]
  2.8% Consumer Staples
  2.4% Consumer Manufacturing
  2.2% Aerospace & Defense
  1.7% Financial Services
  1.3% Multi-Industry
  0.7% Capital Goods

  5.2% Short-Term

COUNTRY BREAKDOWN*
 10.9% United Kingdom
 10.3% France
  9.6% Japan
  5.7% Brazil
  5.6% Spain
  4.6% Taiwan
  4.2% Germany
  3.8% South Korea
  3.5% Mexico
  3.5% Russia                        [PIE CHART OMITTED]
  3.4% China
  3.2% South Africa
  2.9% Finland
  2.9% India
  2.4% Italy
  2.1% Norway
  1.9% Netherlands
  1.8% Australia
 12.5% Other

  5.2% Short-Term


* All data are as of June 30, 2005. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings represent less than 1.8% weightings in the following countries: Austria, Chile, Egypt, Greece, Hungary, Indonesia, Israel, Luxembourg, Peru, Philippines, Poland, Singapore, Sweden, Switzerland, Thailand and Turkey.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


--------------------------------------------------------------------------------
                                 AllianceBernstein International Growth Fund o 7

TEN LARGEST HOLDINGS
June 30, 2005

                                                               Percent of
Company                                  U.S. $ Value          Net Assets
--------------------------------------------------------------------------------
Kookmin Bank (common stock & ADR)        $  9,936,741                 2.4%
--------------------------------------------------------------------------------
BAE Systems Plc.                            9,140,974                 2.2
--------------------------------------------------------------------------------
Mitsubishi Tokyo Financial Group, Inc.      8,876,384                 2.2
--------------------------------------------------------------------------------
America Movil, SA de CV Series L            8,435,173                 2.0
--------------------------------------------------------------------------------
Veolia Environnement                        8,256,119                 2.0
--------------------------------------------------------------------------------
ING Groep NV                                7,883,672                 1.9
--------------------------------------------------------------------------------
Total, SA                                   7,813,822                 1.9
--------------------------------------------------------------------------------
National Grid Transco Plc.                  7,612,163                 1.8
--------------------------------------------------------------------------------
Renault, SA                                 7,132,463                 1.7
--------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing
Co. Ltd. (common stock & ADR)               7,055,717                 1.7
--------------------------------------------------------------------------------
                                         $ 82,143,228                19.8%


--------------------------------------------------------------------------------
8 o AllianceBernstein International Growth Fund

PORTFOLIO OF INVESTMENTS
June 30, 2005

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------

COMMON & PREFERRED STOCKS-93.0%

Australia-1.8%
CSL, Ltd. ........................................        217,798    $ 5,570,206
Telstra Corp., Ltd. ..............................        496,415      1,909,307
                                                                     -----------
                                                                       7,479,513
                                                                     -----------
Austria-0.8%
Erste Bank der oesterreichischen
   Sparkassen AG .................................         64,701      3,233,218
                                                                     -----------
Brazil-5.6%
Companhia Energetica de Minas Gerais (ADR) .......         38,100      1,213,485
Companhia Siderurgica Nacional, SA (ADR) .........         54,100        873,715
Companhia Vale do Rio Doce (ADR) .................        101,000      2,957,280
   Sponsored ADR .................................        118,000      2,997,200
CPFL Energia SA (ADR)(a) .........................         13,800        327,060
Investimentos Itau, SA pfd(a) ....................      2,865,698      6,234,580
Petroleo Brasileiro, SA (ADR) ....................        148,400      6,832,336
Telesp Celular Participacoes, SA (ADR)(a) ........        413,678      1,766,405
                                                                     -----------
                                                                      23,202,061
                                                                     -----------
Chile-0.1%
Enersis, SA (ADR) ................................         41,200        430,128
                                                                     -----------
China-3.4%
China Petroleum and Chemical Corp.
   (Sinopec) Cl. H ...............................      7,664,000      2,987,392
China Shenhua Energy Co., Ltd. Cl. H(a) ..........      3,784,000      3,652,040
China Telecom Corp., Ltd. Cl. H ..................     10,922,000      3,900,493
CNOOC, Ltd. ......................................      3,419,000      2,026,278
Sinotrans, Ltd. Cl. H ............................      4,844,000      1,505,249
                                                                     -----------
                                                                      14,071,452
                                                                     -----------
Egypt-0.9%
Egyptian Co. for Mobile Services .................         82,875      2,577,140
Orascom Telecom Holding, SAE (GDR)(b) ............         23,591      1,186,391
                                                                     -----------
                                                                       3,763,531
                                                                     -----------
Finland-2.9%
Fortum OYJ .......................................        188,428      3,021,346
Neste Oil OYJ(a) .................................         75,441      1,953,711
Sampo OYJ ........................................        216,211      3,366,988
TietoEnator OYJ ..................................        117,646      3,570,636
                                                                     -----------
                                                                      11,912,681
                                                                     -----------


--------------------------------------------------------------------------------
                                AllianceBernstein International Growth Fund o 9

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------

France-10.2%
BNP Paribas, SA ..................................         73,848    $ 5,043,793
France Telecom, SA ...............................        239,628      6,973,637
Renault, SA ......................................         81,206      7,132,463
Sanofi-Aventis ...................................         71,963      5,893,608
Societe des Autoroutes Paris-Rhin-Rhone ..........         21,793      1,291,972
Total, SA ........................................         33,393      7,813,822
Veolia Environnement .............................        220,561      8,256,119
                                                                     -----------
                                                                      42,405,414
                                                                     -----------
Germany-4.1%
Deutsche Postbank AG .............................         40,909      2,002,548
Deutsche Telekom AG ..............................        132,446      2,440,208
Fraport AG .......................................         99,387      4,195,261
Premiere AG(a) ...................................         93,694      3,242,776
Rhoen-Klinikum AG ................................         30,410      2,111,530
SAP AG ...........................................         18,077      3,133,626
                                                                     -----------
                                                                      17,125,949
                                                                     -----------
Greece-1.3%
Greek Organisation of Football
   Prognostics, SA ...............................        114,909      3,319,808
Public Power Corp. ...............................         73,769      1,838,316
                                                                     -----------
                                                                       5,158,124
                                                                     -----------
Hungary-1.1%
OTP Bank Rt ......................................        136,845      4,630,526
                                                                     -----------
India-2.8%
ICICI Bank, Ltd. .................................        221,591      2,139,032
Industrial Development Bank of India, Ltd. .......      1,354,940      3,180,486
Oil & Natural Gas Corp., Ltd. ....................        133,064      3,115,625
Punjab National Bank, Ltd. .......................         48,441        422,615
Tata Motors, Ltd. ................................        296,385      2,890,217
                                                                     -----------
                                                                      11,747,975
                                                                     -----------
Indonesia-0.6%
PT Telekomunikasi Indonesia ......................      4,417,000      2,282,968
                                                                     -----------
Israel-1.1%
Bank Hapoalim, Ltd. ..............................      1,440,300      4,524,387
                                                                     -----------
Italy-2.3%
ENI SpA ..........................................        221,024      5,679,130
Fastweb(a) .......................................         52,450      2,261,673
Terna SpA ........................................        650,049      1,682,738
                                                                     -----------
                                                                       9,623,541
                                                                     -----------


--------------------------------------------------------------------------------
10 o AllianceBernstein International Growth Fund

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------

Japan-9.5%
East Japan Railway Co. .........................           1,254     $ 6,430,735
Electric Power Development Co., Ltd. ...........         104,100       2,999,947
Japan Airlines Corp. ...........................         529,000       1,422,691
Japan Tobacco, Inc. ............................             495       6,580,649
Mitsubishi Tokyo Financial Group, Inc. .........           1,053       8,876,384
Nippon Telegraph & Telephone Corp. .............             881       3,767,125
Nomura Holdings, Inc. ..........................         443,100       5,264,305
NTT Urban Development Corp. ....................             334       1,364,053
Sankyo Co., Ltd. ...............................         146,800       2,808,630
                                                                     -----------
                                                                      39,514,519
                                                                     -----------
Luxembourg-0.9%
SES Global .....................................         252,267       3,793,573
                                                                     -----------
Mexico-3.4%
America Movil, SA de CV Series L ...............         141,506       8,435,173
Grupo Aeroportuario del Sureste,
   SA de CV (ADR) ..............................          21,100         672,035
Grupo Financiero Banorte,
   SA de CV Series O ...........................         183,777       1,214,088
Telefonos de Mexico,
   SA de CV Series L (ADR) .....................          95,812       1,809,889
Urbi, Desarollos Urbanos,
SA de CV(a) ....................................         383,300       2,109,571
                                                                     -----------
                                                                      14,240,756
                                                                     -----------
Netherlands-1.9%
ING Groep NV ...................................         280,486       7,883,672
                                                                     -----------
Norway-2.0%
DNB NOR ASA ....................................         282,400       2,936,968
Norsk Hydro ASA ................................          60,444       5,494,661
                                                                     -----------
                                                                       8,431,629
                                                                     -----------
Peru-0.7%
Exsa, SA(c) ....................................       3,526,981       2,731,825
                                                                     -----------
Philippines-0.5%
Philippine Long Distance Telephone Co. .........          73,810       2,144,273
                                                                     -----------
Poland-0.5%
Polski Koncern Naftowy Orlen, SA ...............         130,000       1,951,107
                                                                     -----------
Russia-3.4%
AFK Sistema (GDR)(a)(b) ........................         129,932       2,130,885
AO VimpelCom (ADR)(a) ..........................         105,400       3,586,762
Lukoil (ADR)(a) ................................          56,832       2,091,401
Mechel Steel Group OAO (ADR) ...................          74,100       1,882,140
MMC Norilsk Nickel (ADR) .......................          34,616       2,097,730
Mobile TeleSystems (ADR) .......................          71,200       2,395,880
                                                                     -----------
                                                                      14,184,798
                                                                     -----------


--------------------------------------------------------------------------------
                                AllianceBernstein International Growth Fund o 11

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------

Singapore-0.9%
DBS Group Holdings, Ltd. .........................        208,535    $ 1,764,331
Singapore Airlines, Ltd. .........................        261,000      1,731,222
                                                                     -----------
                                                                       3,495,553
                                                                     -----------
South Africa-3.2%
AngloGold Ashanti, Ltd. (ADR) ....................         76,309      2,726,521
FirstRand, Ltd. ..................................      1,885,862      3,927,143
MTN Group, Ltd. ..................................        694,754      4,607,317
Telkom South Africa, Ltd. ........................        125,090      2,012,283
                                                                     -----------
                                                                      13,273,264
                                                                     -----------
South Korea-3.8%
Kookmin Bank .....................................        106,421      4,802,929
   ADR ...........................................        112,633      5,133,812
KT Freetel Co., Ltd. .............................         86,450      1,991,859
POSCO ............................................         20,998      3,656,898
                                                                     -----------
                                                                      15,585,498
                                                                     -----------
Spain-5.0%
Altadis, SA ......................................        119,790      5,011,604
Banco Bilbao Vizcaya Argentaria, SA ..............        457,163      7,024,214
Indra Sistemas, SA ...............................        110,868      2,190,221
Red Electrica de Espana ..........................         88,170      2,437,452
Telefonica, SA ...................................        256,050      4,177,115
                                                                     -----------
                                                                      20,840,606
                                                                     -----------
Sweden-0.4%
Eniro AB .........................................        160,137      1,818,869
                                                                     -----------
Switzerland-0.5%
Roche Holding AG .................................         16,418      2,071,575
                                                                     -----------
Taiwan-4.5%
Advanced Semiconductor Engineering, Inc.(a)  .....      3,025,000      2,249,549
Cathay Financial Holding Co., Ltd. ...............        681,000      1,367,540
   GDR(b) ........................................        217,730      4,382,905
Chunghwa Telecom Co., Ltd. (ADR) .................        172,300      3,692,389
Taiwan Semiconductor Manufacturing Co., Ltd. .....      3,044,144      5,299,761
   ADR ...........................................        192,539      1,755,956
                                                                     -----------
                                                                      18,748,100
                                                                     -----------
Thailand-0.8%
Airports of Thailand Public Co., Ltd. ............      1,022,800      1,113,757
PTT Public Co., Ltd. .............................        439,000      2,315,838
                                                                     -----------
                                                                       3,429,595
                                                                     -----------
Trinidad & Tobago-0.0%
B.W.I.A. International Airways, Ltd.(a)(c) .......      2,727,272        157,696
                                                                     -----------
Turkey-1.4%
Petkim Petrokimya Holding AS(a) ..................        343,933      1,505,654
Turkiye Is Bankasi Series C ......................        756,560      4,380,144
                                                                     -----------
                                                                       5,885,798
                                                                     -----------


--------------------------------------------------------------------------------
12 o AllianceBernstein International Growth Fund

                                                     Shares or
                                                     Principal
                                                        Amount
Company                                                  (000)      U.S. $ Value
--------------------------------------------------------------------------------

United Kingdom-10.7%
Associated British Ports Holdings Plc ........          184,798     $  1,626,972
BAE Systems Plc ..............................        1,784,111        9,140,974
BP Plc .......................................          292,250        3,039,325
British Airways Plc.(a) ......................          781,635        3,667,513
Capita Group Plc .............................          379,884        2,497,738
Centrica Plc .................................          922,596        3,820,449
National Grid Transco Plc ....................          787,589        7,612,163
O2 Plc.(a) ...................................        2,539,770        6,200,064
Tesco Plc ....................................          508,270        2,895,649
Vodafone Group Plc ...........................        1,322,454        3,215,331
Wolfson Microelectronics Plc.(a) .............          277,863          772,908
                                                                    ------------
                                                                      44,489,086
                                                                    ------------
Total Common & Preferred Stocks
   (cost $294,910,144) .......................                       386,263,260
                                                                    ------------
SHORT-TERM INVESTMENT-5.2%
Time Deposit-5.2%
HSBC Bank
   3.28%, 7/01/05
   (cost $21,500,000) ........................     $     21,500       21,500,000
                                                                    ------------
Total Investments-98.2%
   (cost $316,410,144) .......................                       407,763,260
Other assets less liabilities-1.8% ...........                         7,313,410
                                                                    ------------
NET ASSETS-100% ..............................                      $415,076,670
                                                                    ------------




(a) Non-income producing security.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, these securities amounted to $7,700,181 or 1.9% of net assets.

(c) Illiquid security, valued at fair value (see Note A).

Glossary of terms:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt
See notes to financial statements.


--------------------------------------------------------------------------------
                                AllianceBernstein International Growth Fund o 13

STATEMENT OF ASSETS & LIABILITIES
June 30, 2005

Assets
Investments in securities, at value (cost $316,410,144).   $   407,763,260
Foreign cash, at value (cost $1,745,895)................         1,752,296
Receivable for investment securities sold...............         3,865,300
Receivable for capital stock sold.......................         3,783,223
Dividends and interest receivable.......................           996,203
                                                           ---------------
Total assets............................................       418,160,282
                                                           ---------------
Liabilities
Due to custodian........................................            33,872
Payable for capital stock redeemed......................         2,369,500
Advisory fee payable....................................           246,806
Distribution fee payable................................           152,953
Transfer Agent fee payable..............................            36,653
Payable for India Cap Gains tax.........................            25,611
Accrued expenses........................................           218,217
                                                           ---------------
Total liabilities.......................................         3,083,612
                                                           ---------------
Net Assets..............................................   $   415,076,670
                                                           ---------------
Composition of Net Assets
Capital stock, at par...................................   $        30,805
Additional paid-in capital..............................       325,518,039
Undistributed net investment income.....................         2,417,986
Accumulated net realized loss on investment
   and foreign currency transactions....................        (4,209,118)
Net unrealized appreciation of investments
   and foreign currency denominated assets and
   liabilities..........................................        91,318,958
                                                           ---------------
                                                             $ 415,076,670
                                                           ---------------


Calculation of Maximum Offering Price Per Share

                                           Net Asset Value and:   Maximum
                                        -----------------------
                              Shares      Offering  Redemption   Offering
Class         Net Assets    Outstanding     Price      Price      Price*
--------------------------------------------------------------------------------
A           $ 310,073,515    22,602,377         --    $13.72      $14.33
--------------------------------------------------------------------------------
B           $  66,613,048     5,238,062    $ 12.72        --          --
--------------------------------------------------------------------------------
C           $  29,956,887     2,354,216    $ 12.72        --          --
--------------------------------------------------------------------------------
Advisor     $   8,403,773       608,012    $ 13.82    $13.82          --
--------------------------------------------------------------------------------
R           $       9,840       717.269    $ 13.72    $13.72          --
--------------------------------------------------------------------------------
K           $       9,849       717.265    $ 13.73    $13.73          --
--------------------------------------------------------------------------------
I           $       9,758       710.227    $ 13.74    $13.74          --
--------------------------------------------------------------------------------


* The maximum offering price per share for Class A shares includes a sales charge of 4.25%.
   See notes to financial statements.


--------------------------------------------------------------------------------
14 o AllianceBernstein International Growth Fund

STATEMENT OF OPERATIONS
Year Ended June 30, 2005


Investment Income
Dividends (net of foreign taxes withheld
   of $1,309,550)....................... $     8,855,408
Interest................................         345,023   $     9,200,431
                                         ---------------
Expenses
Advisory fee............................       2,646,971
Distribution fee--Class A...............         741,062
Distribution fee--Class B...............         626,490
Distribution fee--Class C...............         213,251
Distribution fee--Class R...............              16
Distribution fee--Class K...............               8
Transfer agency.........................         838,908
Custodian...............................         458,690
Registration............................         107,872
Printing................................         103,523
Administrative..........................          83,901
Audit...................................          81,465
Legal...................................          67,451
Directors' fees.........................          24,125
Miscellaneous...........................          25,667
                                         ---------------
Total expenses..........................       6,019,400
Less: expenses waived by the Adviser
   (see Note B).........................        (130,295)
Less: expense offset arrangement
   (see Note B).........................          (2,405)
                                         ---------------
Net expenses............................                         5,886,700
                                                           ---------------
Net investment income...................                         3,313,731
                                                           ---------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions..............                        26,423,292(a)
   Foreign currency transactions........                          (108,120)
Net change in unrealized
   appreciation/depreciation of:
   Investments..........................                        35,734,707
   Foreign currency denominated assets
      and liabilities...................                           (84,563)
                                                           ---------------
Net gain on investment and foreign
   currency transactions................                        61,965,316
                                                           ---------------
Net Increase in Net Assets from
   Operations...........................                   $    65,279,047
                                                           ---------------



(a) Net of foreign capital gains taxes of $51,654.
    See notes to financial statements.


--------------------------------------------------------------------------------
                                AllianceBernstein International Growth Fund o 15

STATEMENT OF CHANGES IN NET ASSETS

                                            Year Ended       Year Ended
                                             June 30,         June 30,
                                               2005             2004
                                         ---------------   ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment income................... $     3,313,731   $       754,540
Net realized gain on investment and
   foreign currency transactions........      26,315,172        32,408,125
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities...      35,650,144        38,577,929
                                         ---------------   ---------------
Net increase in net assets from
   operations...........................      65,279,047        71,740,594
Dividends to Shareholders from
Net investment income
   Class A..............................        (710,916)         (708,293)
   Advisor Class........................         (19,817)           (6,139)
Capital Stock Transactions
Net increase (decrease).................      71,848,409       (16,771,113)
                                         ---------------   ---------------
Total increase..........................     136,396,723        54,255,049
Net Assets
Beginning of period.....................     278,679,947       224,424,898
                                         ---------------   ---------------
End of period (including undistributed net
   investment income of $2,417,986 and
   accumulated net investment loss of
   $7,004, respectively)................ $   415,076,670   $   278,679,947
                                         ---------------   ---------------


See notes to financial statements.


--------------------------------------------------------------------------------
16 o AllianceBernstein International Growth Fund

NOTES TO FINANCIAL STATEMENTS
June 30, 2005


NOTE A
Significant Accounting Policies
AllianceBernstein International Growth Fund, Inc. (the "Fund"), formerly AllianceBernstein Worldwide Privatization Fund, Inc., organized as a Maryland corporation on March 16, 1994, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or


--------------------------------------------------------------------------------
                                AllianceBernstein International Growth Fund o 17
asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC"), (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the


--------------------------------------------------------------------------------
18 o AllianceBernstein International Growth Fund rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts on short-term securities as adjustments to interest income.

5. Income and Expenses
All income earned and expenses incurred by the Fund are borne on a pro rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A, Advisor Class, Class R, Class K and Class I shares. Advisor Class and Class I shares have no distribution fees.

6. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in


--------------------------------------------------------------------------------
                                AllianceBernstein International Growth Fund o 19
accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates
Until September 6, 2004, under the terms of an investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of 1% of the Fund's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund's average daily net assets. The fee is accrued daily and paid monthly. Effective May 16, 2005, the Adviser voluntarily agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis 1.65%, 2.35%, 2.35%, 1.35%, 1.85%, 1.60% and 1.35% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year end June 30, 2005, such waiver amounted to $3,070.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. From July 1, 2004 through September 6, 2004 such waivers amounted to $127,225. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Fund paid $83,901 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended June 30, 2005.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $449,396 for the year ended June 30, 2005.

For the year ended June 30, 2005, the Fund's expenses were reduced by $2,405 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $18,862 from the sale of Class A shares and received $2,895, $52,019 and $6,169 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2005.


--------------------------------------------------------------------------------
20 o AllianceBernstein International Growth Fund

Brokerage commissions paid on investment transactions for the year ended June 30, 2005, amounted to $796,718, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Class I and Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $6,435,041, $1,413,524, $0 and $0 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2005, were as follows:

                                             Purchases          Sales
                                         ---------------   ---------------
Investment securities (excluding
   U.S. government securities).......... $   209,652,169   $   150,857,239
U.S. government securities.............               -0-               -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost....................................................   $   316,881,911
                                                           ---------------
Gross unrealized appreciation...........................   $    99,325,166
Gross unrealized depreciation...........................        (8,443,817)
                                                           ---------------
Net unrealized appreciation.............................   $    90,881,349
                                                           ---------------


--------------------------------------------------------------------------------
                                AllianceBernstein International Growth Fund o 21

Forward Exchange Currency Contracts
The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

NOTE E
Capital Stock
There are 21,000,000,000 shares of $0.001 par value capital stock authorized, divided into seven classes, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares.Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:




                   ---------------------------- --------------------------------
                             Shares                       Amount
                   ---------------------------- --------------------------------
                    Year Ended     Year Ended     Year Ended    Year Ended
                      June 30,       June 30,       June 30,      June 30,
                          2005           2004           2005          2004
                   -------------------------------------------------------------
Class A
Shares sold          8,262,250      3,989,259  $ 108,515,211 $  39,913,056
--------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends            44,174         51,705        553,504       512,401
--------------------------------------------------------------------------------
Shares converted
   from Class B        406,515        260,298      5,318,458     2,699,194
--------------------------------------------------------------------------------
Shares redeemed     (4,315,554)    (5,587,310)   (54,795,535)  (55,610,239)
--------------------------------------------------------------------------------
Net increase
   (decrease)        4,397,385     (1,286,048) $  59,591,638 $ (12,485,588)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
22 o AllianceBernstein International Growth Fund

                   ---------------------------- --------------------------------
                             Shares                       Amount
                   ---------------------------- --------------------------------
                    Year Ended     Year Ended     Year Ended    Year Ended
                      June 30,       June 30,       June 30,      June 30,
                          2005           2004           2005          2004
                   -------------------------------------------------------------
Class B
Shares sold          1,594,051      1,136,407  $  19,216,852   $  11,229,830
--------------------------------------------------------------------------------
Shares converted
   to Class A         (438,249)      (279,906)    (5,318,458)     (2,699,194)
--------------------------------------------------------------------------------
Shares redeemed     (1,406,590)    (1,515,967)   (16,594,744)    (14,641,878)
--------------------------------------------------------------------------------
Net decrease          (250,788)      (659,466) $  (2,696,350)  $  (6,111,242)
--------------------------------------------------------------------------------

Class C
Shares sold          1,202,637        914,136  $  14,721,745   $   8,162,249
--------------------------------------------------------------------------------
Shares redeemed       (390,334)      (915,426)    (4,594,446)     (8,142,925)
--------------------------------------------------------------------------------
Net increase
   (decrease)          812,303         (1,290) $  10,127,299   $      19,324
--------------------------------------------------------------------------------

Advisor Class
Shares sold            425,903        360,373  $   5,657,003   $   3,634,968
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
   dividends               894            419         11,262           4,171
--------------------------------------------------------------------------------
Shares redeemed        (69,852)      (197,821)      (872,643)     (1,832,746)
--------------------------------------------------------------------------------
Net increase           356,945        162,971  $   4,795,622   $   1,806,393
--------------------------------------------------------------------------------

              March 1, 2005(a)               March 1, 2005(a)
                   to June 30,                   to June 30,
                          2005                          2005
--------------------------------------------------------------------------------
Class R
Shares sold                717                 $      10,100
--------------------------------------------------------------------------------
Shares redeemed             -0-                           -0-
--------------------------------------------------------------------------------
Net increase               717                 $      10,100
--------------------------------------------------------------------------------

Class K
Shares sold                717                 $      10,100
--------------------------------------------------------------------------------
Shares redeemed             -0-                           -0-
--------------------------------------------------------------------------------
Net increase               717                 $      10,100
--------------------------------------------------------------------------------

Class I
Shares sold                710                 $      10,000
--------------------------------------------------------------------------------
Shares redeemed             -0-                           -0-
--------------------------------------------------------------------------------
Net increase               710                 $      10,000
--------------------------------------------------------------------------------

(a) Commencement of distributions


--------------------------------------------------------------------------------
                                AllianceBernstein International Growth Fund o 23

NOTE F
Risks Involved inInvesting in the Fund
Concentration of Risk--Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies. The Fund invests in securities issued by enterprises that are undergoing, or that have undergone, privatization. Privatization is a process through which the ownership and control of companies or assets in whole or in part are transferred from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Therefore, the Fund is susceptible to the government re-nationalization of these enterprises and economic factors adversely affecting the economics of these countries. In addition, these securities created through privatization may be less liquid and subject to greater volatility than securities of more developed countries.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the facility during the year ended June 30, 2005.

NOTE H
Distributions to Shareholders
The tax character of distributions paid for the year ending June 30, 2005 and June 30, 2004 were as follows:

                                            June 30,          June 30,
                                              2005              2004
                                         --------------   ---------------
Distributions paid from:
   Ordinary income....................   $      730,733   $       714,432
                                         --------------   ---------------
Total taxable distributions...........   $      730,733   $       714,432
                                         --------------   ---------------
Total distributions paid..............   $      730,733   $       714,432
                                         --------------   ---------------


--------------------------------------------------------------------------------
24 o AllianceBernstein International Growth Fund

As of June 30, 2005, the components of accumulated earning/(deficit) on a tax basis were as follows:

Accumulated capital losses.............................   $    (3,737,351)(a)
Undistributed ordinary income..........................         2,743,685
Unrealized appreciation/(depreciation).................        90,847,191(b)
                                                          ---------------
Total accumulated earnings/(deficit)...................   $    89,853,525(c)
                                                          ---------------


(a) On June 30, 2005, the Fund had a net capital loss carryforward of $3,737,351 which expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended June 30, 2005, the Fund deferred to July 1, 2005, post October currency losses of $129,133. During the fiscal year, the Fund utilized capital loss carryforwards of $26,492,896.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to deferral of post October currency losses and payable for foreign tax credit.

During the current fiscal year, permanent differences, primarily due to foreign currency losses, resulted in a net decrease in accumulated net realized loss on investments and foreign currency transactions, and a corresponding decrease in undistributed net investment income. This reclassification had no effect on net assets.

NOTE I
Legal Proceedings
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of


--------------------------------------------------------------------------------
                                AllianceBernstein International Growth Fund o 25 market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose


--------------------------------------------------------------------------------
26 o AllianceBernstein International Growth Fund that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-


--------------------------------------------------------------------------------
                                AllianceBernstein International Growth Fund o 27
related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


--------------------------------------------------------------------------------
28 o AllianceBernstein International Growth Fund

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                         -----------------------------------------------------------------------
                                                                       Class A
                                         -----------------------------------------------------------------------
                                                                  Year Ended June 30,
                                         -----------------------------------------------------------------------
                                                2005           2004           2003           2002           2001
                                         -----------------------------------------------------------------------
Net asset value,
   beginning of period.................      $ 11.15         $ 8.38         $ 8.19         $ 8.76        $ 13.57
                                         -----------------------------------------------------------------------
Income From Investment
   Operations
Net investment income (loss)(a) .......          .15(b)         .05(b)(c)      .02           (.03)           .02
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions........................         2.46           2.76            .17           (.54)         (3.45)
                                         -----------------------------------------------------------------------
Net increase (decrease) in net
   asset value from operations ........         2.61           2.81            .19           (.57)         (3.43)
                                         -----------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income...................         (.04)          (.04)            -0-            -0-            -0-
Distributions from net realized
   gains on investment and
   foreign currency
   transactions........................           -0-            -0-            -0-            -0-         (1.37)
Distributions in excess of
   net realized gains on
   investments.........................           -0-            -0-            -0-            -0-          (.01)
                                         -----------------------------------------------------------------------
Total dividends and distributions .....         (.04)          (.04)            -0-            -0-         (1.38)
                                         -----------------------------------------------------------------------
Net asset value, end of period ........      $ 13.72        $ 11.15        $  8.38         $ 8.19         $ 8.76
                                         -----------------------------------------------------------------------
Total Return
Total investment return based
   on net asset value(d)...............        23.44%         33.57%          2.32%         (6.51)%       (26.81)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted).....................     $310,073       $202,899       $163,406       $183,160       $245,873
Ratio to average net assets of:
Expenses, net of
   waivers/reimbursement...............         1.57%          1.89%          2.29%          2.10%          1.81%
Expenses, before
   waivers/reimbursement...............         1.61%          2.04%          2.29%          2.10%          1.81%
Net investment income (loss) ..........         1.17%(b)        .49%(b)(c)     .23%          (.40)%          .14%
Portfolio turnover rate................           47%            50%            29%            43%            42%


See footnote summary on page 33.


--------------------------------------------------------------------------------
                                AllianceBernstein International Growth Fund o 29

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                         -----------------------------------------------------------------------
                                                                       Class B
                                         -----------------------------------------------------------------------
                                                                  Year Ended June 30,
                                         -----------------------------------------------------------------------
                                                2005           2004           2003           2002           2001
                                         -----------------------------------------------------------------------
Net asset value,
   beginning of period.................      $ 10.38         $ 7.84         $ 7.72         $ 8.32        $ 13.06
                                         -----------------------------------------------------------------------
Income From Investment
   Operations
Net investment income (loss)(a)........       .04(b)           (.03)(b)(c)    (.04)          (.09)          (.07)
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions........................         2.30           2.57            .16           (.51)         (3.29)
                                         -----------------------------------------------------------------------
Net increase (decrease) in net
   asset value from operations.........         2.34           2.54            .12           (.60)         (3.36)
                                         -----------------------------------------------------------------------
Less: Distributions
Distributions from net realized
   gains on investment and
   foreign currency
   transactions........................           -0-            -0-            -0-            -0-         (1.37)
Distributions in excess of
   net realized gains on
   investments.........................           -0-            -0-            -0-            -0-          (.01)
                                         -----------------------------------------------------------------------
Total dividends and distributions .....           -0-            -0-            -0-            -0-         (1.38)
                                         -----------------------------------------------------------------------
Net asset value, end of period ........      $ 12.72        $ 10.38         $ 7.84         $ 7.72         $ 8.32
                                         -----------------------------------------------------------------------
Total Return
Total investment return based on
   net asset value(d)..................        22.54%         32.40%          1.55%         (7.21)%       (27.37)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted).....................      $66,613        $56,959        $48,183        $65,724        $92,446
Ratio to average net assets of:
Expenses, net of
   waivers/reimbursement...............         2.33%          2.67%          3.08%          2.89%          2.56%
Expenses, before
   waivers/reimbursement...............         2.37%          2.82%          3.08%          2.89%         2.56%
Net investment income (loss) ..........          .33%(b)       (.30)%(b)(c)   (.61)%        (1.19)%         (.64)%
Portfolio turnover rate................           47%            50%            29%            43%            42%


See footnote summary on page 33.


--------------------------------------------------------------------------------
30 o AllianceBernstein International Growth Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                         -----------------------------------------------------------------------
                                                                       Class C
                                         -----------------------------------------------------------------------
                                                                  Year Ended June 30,
                                         -----------------------------------------------------------------------
                                                2005           2004           2003           2002           2001
                                         -----------------------------------------------------------------------
Net asset value,
   beginning of period.................      $ 10.38         $ 7.84         $ 7.72         $ 8.32        $ 13.05
                                         -----------------------------------------------------------------------
Income From Investment
   Operations
Net investment income (loss)(a) .......          .06(b)        (.02)(b)(c)    (.04)          (.09)          (.06)
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions........................         2.28           2.56            .16           (.51)         (3.29)
                                         -----------------------------------------------------------------------
Net increase (decrease) in net
   asset value from operations ........         2.34           2.54            .12           (.60)         (3.35)
                                         -----------------------------------------------------------------------
Less: Distributions
Distributions from net realized
   gains on investment
   and foreign currency
   transactions........................           -0-            -0-            -0-            -0-         (1.37)
Distributions in excess of
   net realized gains on
   investments.........................           -0-            -0-            -0-            -0-          (.01)
                                         -----------------------------------------------------------------------
Total dividends and
   distributions.......................           -0-            -0-            -0-            -0-         (1.38)
                                         -----------------------------------------------------------------------
Net asset value, end of period ........      $ 12.72        $ 10.38        $  7.84         $ 7.72         $ 8.32
                                         -----------------------------------------------------------------------
Total Return
Total investment return based
   on net asset value(d)...............        22.54%         32.40%          1.55%         (7.21)%       (27.30)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted).....................      $29,957        $16,005        $12,092        $15,541        $23,976
Ratio to average net assets of:
Expenses, net of
   waivers/reimbursement...............         2.29%          2.65%          3.06%          2.85%          2.56%
Expenses, before
   waivers/reimbursement...............         2.33%          2.80%          3.06%          2.85%          2.56%
Net investment income (loss)...........          .55%(b)       (.26)%(b)(c)   (.57)%        (1.18)%         (.62)%
Portfolio turnover rate................           47%            50%            29%            43%            42%


See footnote summary on page 33.


--------------------------------------------------------------------------------
                                AllianceBernstein International Growth Fund o 31

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                         -----------------------------------------------------------------------
                                                                       Advisor Class
                                         -----------------------------------------------------------------------
                                                                  Year Ended June 30,
                                         -----------------------------------------------------------------------
                                                2005           2004           2003           2002           2001
                                         -----------------------------------------------------------------------
Net asset value,
   beginning of period................       $ 11.22         $ 8.44         $ 8.21         $ 8.76        $ 13.53
                                         -----------------------------------------------------------------------
Income From Investment
   Operations
Net investment income (loss)(a) ......        .22(b)            .13(b)(c)      .06           (.01)           .04
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions.......................          2.45           2.72            .17           (.54)         (3.43)
                                         -----------------------------------------------------------------------
Net increase (decrease) in net
   asset value from operations .......          2.67           2.85            .23           (.55)         (3.39)
                                         -----------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income..................          (.07)          (.07)            -0-            -0-            -0-
Distributions from net realized
   gains on investment and
   foreign currency
   transactions.......................            -0-            -0-            -0-            -0-         (1.37)
Distributions in excess of
   net realized gains on
   investments........................            -0-            -0-            -0-            -0-          (.01)
                                         -----------------------------------------------------------------------
Total dividends and
   distributions......................          (.07)          (.07)            -0-            -0-         (1.38)
                                         -----------------------------------------------------------------------
Net asset value, end of period .......      $  13.82       $  11.22        $  8.44         $ 8.21         $ 8.76
                                         -----------------------------------------------------------------------
Total Return
Total investment return based
   on  net asset value(d).............         23.86%         33.81%          2.80%         (6.28)%       (26.58)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)....................        $8,404         $2,817           $744           $808         $1,343
Ratio to average net assets of:
Expenses, net of
   waivers/reimbursement..............          1.25%          1.54%          1.98%          1.80%          1.50%
Expenses, before
   waivers/reimbursement..............          1.29%          1.69%          1.98%          1.80%          1.50%
Net investment income (loss) .........          1.74 %(b)      1.29%(b)(c)     .74%          (.18)%          .38%
Portfolio turnover rate...............            47%            50%            29%            43%            42%


See footnote summary on page 33.


--------------------------------------------------------------------------------
32 o AllianceBernstein International Growth Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period


                                           ------------------- -------------------- ------------------
                                                   Class R             Class K              Class I
                                           ------------------- -------------------- ------------------

                                              March 1, 2005(e)    March 1, 2005(e)    March 1, 2005(e)
                                                   to June 30,         to June 30,         to June 30,
                                                          2005                2005                2005
                                           -----------------------------------------------------------
Net asset value, beginning of period .....        $ 14.08              $14.08              $14.08
                                           -----------------------------------------------------------
Income From Investment
Operations
Net investment income(a)..................            .12                 .13                 .14
Net realized and unrealized loss on
   investment and foreign currency
   investment transactions................           (.48)               (.48)               (.48)
                                           -----------------------------------------------------------
Net decrease in net asset value
   from operations........................           (.36)               (.35)               (.34)
                                           -----------------------------------------------------------
Net asset value, end of period ...........        $ 13.72              $13.73              $13.74
                                           -----------------------------------------------------------
Total Return
Total investment return based on
   net asset value(d).....................          (2.56)%             (2.49)%             (2.41) %
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)........................         $   10              $   10              $   10
Ratio to average net assets of:
Expenses, net of
     waivers/reimbursements(f)............           1.58%               1.32%               1.04%
  Expenses, before
     waivers/reimbursements(f)............           1.58%               1.32%               1.04%
  Net investment income(f)................           2.59%               2.85%               3.13%
Portfolio turnover rate...................             47%                 47%                 47%


(a) Based on average shares outstanding.

(b) Net of expenses waived/reimbursed by the Adviser.

(c) Net of expenses waived by the Transfer Agent.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e) Commencement of distributions.

(f) Annualized.


--------------------------------------------------------------------------------
                                AllianceBernstein International Growth Fund o 33

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholders of AllianceBernstein International Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein International Growth Fund, Inc. (the "Fund"), formerly AllianceBernstein Worldwide Privatization Fund, Inc. at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
August 19, 2005


TAX INFORMATION (unaudited)
For the fiscal year ended June 30, 2005, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $10,164,958 as qualified dividend income, which is taxed at a maximum rate of 15%.

The Fund intends to make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to shareholders for the fiscal year ended June 30, 2005 is $1,123,021. The foreign source of income for information reporting purposes is $10,459,071. Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2006.


--------------------------------------------------------------------------------
34 o AllianceBernstein International Growth Fund

SUPPLEMENTAL PROXY INFORMATION
(unaudited)


A Special Meeting of shareholders of the AllianceBernstein International Growth Fund, Inc. (prior to May 16, 2005 known as AllianceBernstein Worldwide Privatization Fund, Inc.) was held on May 13, 2005. A description of each proposal and number of shares voted at the meeting are as follows:


                                       Shares             Shares        Shares
                                    Voted For      Voted Against     Abstained
--------------------------------------------------------------------------------

Proposal 1
Elimination of fundamental
investment policy to invest
at least 65% of the Fund's total
assets in equity securities
that are issued by enterprise
that are undergoing, or have
undergone privatization.           12,321,944        752,678     1,410,854

Proposal 2(a)
Amendment of fundamental
restriction on concentrating
investments in an industry.        12,197,875        885,471     1,402,130

Proposal 2(b)
Elimination of fundamental
restriction on investing in
warrants.                          12,054,504        979,340     1,451,632

Proposal 2(c)
Amendment of fundamental policy
regarding senior securities and
borrowing money.                   11,953,491      1,020,003     1,511,982

Proposal 2(d)
Elimination of fundamental
policy on senior securities.       11,973,259        995,338     1,516,879

Proposal 2(e)
Amendment of fundamental
policy on investment in real
estate and companies that
deal in real estate.               12,265,279        783,483     1,436,714

Proposal 2(f) Elimination
of fundamental policy
prohibiting joint and joint
several participation in
securities trading accounts.       11,959,203      1,068,912     1,457,362

Proposal 2(g)
Elimination of the fundamental
restriction regarding short
sales and collateral.              11,884,637      1,160,870     1,439,970

Proposal 2(h)
Elimination of fundamental
restriction on investing
for the purpose of exercising
control.                           12,007,877        994,094     1,483,505


--------------------------------------------------------------------------------
                                AllianceBernstein International Growth Fund o 35

                                       Shares             Shares        Shares
                                    Voted For      Voted Against     Abstained
--------------------------------------------------------------------------------

Proposal 2(i)
Elimination of fundamental
restriction on investing in
oil, gas or other mineral
exploration or development
programs.                          12,271,785        819,491     1,394,200

Proposal 2(j)
Elimination of fundamental
restriction on purchasing
securities on margin.              11,782,428      1,275,796     1,427,252

Proposal 2(k)
Elimination of fundamental
restriction on pledging,
hypothecating, mortgaging or
otherwise encumbering fund
assets, except to secure
permitted borrowings.              11,751,741      1,288,485     1,445,250

Proposal 2(l)
Amendment of the Fund's
fundamental policy regarding
investment in commodities,
commodity contracts and
futures contracts.                 11,951,709      1,058,087     1,475,680

Proposal 2(m)
Reclassification of the Fund's
investment objective as
non-fundamental.                   11,747,516      1,257,668     1,480,292


--------------------------------------------------------------------------------
36 o AllianceBernstein International Growth Fund

BOARD OF DIRECTORS


William H. Foulk, Jr.,(1) Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Edward D. Baker, III, Vice President
Thomas J. Bardong, Vice President
Russell Brody, Vice President
Jean Van De Walle, Vice President
Michael Levy, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian
Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109-3661

Principal Underwriter
AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

IndependentRegistered Public Accounting Firm
PricewaterhouseCoopers LLP
300Madison Avenue
New York, NY 10017

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2) The management of, and investment decisions for, the AllianceBernstein International Growth Fund's portfolio are made by the International Growth Fund Management Team, comprised of senior members of the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team.


--------------------------------------------------------------------------------
                                AllianceBernstein International Growth Fund o 37

MANAGEMENT OF THE FUND


Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                       PORTFOLIOS
                                                                         IN FUND        OTHER
  NAME, ADDRESS,                            PRINCIPAL                    COMPLEX    DIRECTORSHIPS
   DATE OF BIRTH                          OCCUPATION(S)                OVERSEEN BY     HELD BY
  (YEAR ELECTED*)                      DURING PAST 5 YEARS               DIRECTOR      DIRECTOR
--------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR
Marc O. Mayer, **                  Executive Vice President of ACMC         72         None
1345 Avenue of the                 since 2001; prior thereto, Chief
Americas                           Executive Officer of Sanford C.
New York, NY 10105                 Bernstein & Co., LLC and its
10/2/57                            predecessor since prior to 2000.
(2003)


DISINTERESTED DIRECTORS
William H. Foulk, Jr., #           Investment adviser and                  101         None
2 Sound View Drive                 Independent Consultant.
Suite 100                          Formerly Senior Manager of
Greenwich, CT 06830                Barrett Associates, Inc., a
9/7/32                             registered investment adviser,
(1994)                             with which he had been asso-
(Chairman of the Board)            ciated since prior to 2000. Formerly
                                   Deputy Comptroller and Chief
                                   Investment Officer of the State
                                   of New York and, prior thereto,
                                   Chief Investment Officer of the
                                   New York Bank for Savings.

Ruth Block,#+                      Formerly an Executive Vice               96         None
500 S.E. Mizner Blvd.,             President and the Chief
Boca Raton, FL 33432               Insurance Officer of The
11/7/30                            Equitable Life Assurance
(1994)                             Society of the United States;
                                   Chairman and Chief Executive
                                   Officer of Evlico; a Director of
                                   Avon, Tandem Financial Group,
                                   Donaldson, Lufkin & Jenrette
                                   Securities Corporation, Ecolab
                                   Incorporated (specialty chemicals)
                                   and BP (oil and gas). Former
                                   Governor at Large, National
                                   Association of Securities Dealers, Inc.

David H. Dievler,#                 Independent consultant. Until            99         None
P.O. Box 167                       December 1994, Senior
Spring Lake,                       Vice President of ACMC
New Jersey 07762                   responsible for mutual fund
10/23/29                           administration. Prior to joining
(1994)                             ACMC in 1984, Chief Financial
                                   Officer of Eberstadt Asset
                                   Management since 1968.
                                   Prior to that, Senior Manager at
                                   Price Waterhouse & Co. Member
                                   of American Institute of Certified
                                   Public Accountants since 1953.



--------------------------------------------------------------------------------
38 o AllianceBernstein International Growth Fund

                                                                       PORTFOLIOS
                                                                         IN FUND        OTHER
  NAME, ADDRESS,                            PRINCIPAL                    COMPLEX    DIRECTORSHIPS
   DATE OF BIRTH                          OCCUPATION(S)                OVERSEEN BY     HELD BY
  (YEAR ELECTED*)                      DURING PAST 5 YEARS               DIRECTOR      DIRECTOR
--------------------------------------------------------------------------------------------------


DISINTERESTED DIRECTORS
(continued)

John H. Dobkin,#                   Consultant. Formerly President           98         None
P.O. Box 12                        of Save Venice, Inc.
Annadale,                          (preservation organization) from
New York 12504                     2001-2002. Formerly a Senior
2/19/42                            Advisor from June 1999-June
(1994)                             2000 and President from December
                                   1989-May 1999 of Historic Hudson Valley
                                   (historic preservation). Previously,
                                   Director of the National Academy of Design.
                                   During 1988-92, Director and Chairman
                                   of the Audit Committee of ACMC.

Michael J. Downey, #               Consultant since 2004. Formerly          71      Asia Pacific Fund,
c/o Alliance Capital               managing partner of Lexington                       Inc. and The
Management L.P.                    Capital, LLC (investment advisory                    Merger Fund
1345 Avenue of the                 firm) from 1997 until December
Americas                           2003. Prior thereto, Chairman
Attn: Philip L. Kirstein           and CEO of Prudential Mutual
New York, NY 10105                 Fund Management (1987-1993).
1/26/44
(2005)



*   There is no stated term of office for the Fund's Directors.

** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.

# Member of the Audit Committee, the Independent Director Committee and the Governance and Nominating Committee.

+ Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of Alliance. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of the Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.


--------------------------------------------------------------------------------
                                AllianceBernstein International Growth Fund o 39

Officer Information
Certain information concerning the Fund's Officers is listed below.



  NAME, ADDRESS*                   POSITION(S)             PRINCIPAL OCCUPATION
AND DATE OF BIRTH                HELD WITH FUND            DURING PAST 5 YEARS
--------------------------------------------------------------------------------

Marc O. Mayer, 10/2/57        President                  See biography above.

Philip L. Kirstein,           Senior Vice President      Independent Compliance Officer--
5/29/45                       and Independent            Mutual Funds of ACMC**, with which
                              Compliance Officer         he has been associated since October
                                                         2004. Prior thereto, he was Of Counsel
                                                         to Kirkpatrick & Lockhart, LLP from
                                                         October 2003 to October 2004, and General
                                                         Counsel and First Vice President of Merrill
                                                         Lynch Investment Managers, L.P. since prior
                                                         to 2000 until March 2003.

Edward D. Baker III,          Vice President             Senior Vice President and Chief
2/4/51                                                   Investment Officer-Emerging Markets of ACMC**,
                                                         with which he has been associated since
                                                         prior to 2000.

Thomas J. Bardong,            Vice President             Senior Vice President of ACMC**, with
4/28/45                                                  which he has been associated since prior to 2000.

Russell Brody,                Vice President             Vice President of ACMC**, with which
11/14/66                                                 he has been associated since prior to 2000.

Michael Levy,                 Vice President             Senior Vice President of Alliance Capital
3/27/70                                                  Limited ("Limited")**, with which he has been
                                                         associated since prior to 2000.

Jean Van De Walle,            Vice President             Senior Vice President of ACMC**, with
1/8/59                                                   which he has been associated since prior to 2000.

Mark R. Manley,               Secretary                  Senior Vice President, Deputy General
10/23/62                                                 Counsel and Chief Compliance Officer of ACMC**,
                                                         with which he has been associated since
                                                         prior to 2000.

Mark D. Gersten,              Treasurer and Chief        Senior Vice President of AGIS** and a
10/4/50                       Financial Officer          Vice President of ABIRM**, with which he
                                                         has been associated since prior to 2000.

Vincent S. Noto,              Controller                 Vice President of AGIS**, with which
12/14/64                                                 he has been associated since prior to 2000.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

** ACMC, ABIRM, AGIS and Limited are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 1-800-227-4618 for a free prospectus or SAI.



--------------------------------------------------------------------------------
40 o AllianceBernstein International Growth Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND'S ADVISORY AGREEMENT The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on June 15, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees (as contemplated by the Assurance of Discontinuance between the Adviser and the New York Attorney General) in the Fund's Advisory Agreement wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Fund complex;



--------------------------------------------------------------------------------
                                AllianceBernstein International Growth Fund o 41

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Fund complex;

     5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

     8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

     9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

     10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

     11. The Adviser's representation that it does not advise other clients with similar investment objectives and strategies as the Fund;

     12. The Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement.

     13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

     14.   the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.


--------------------------------------------------------------------------------
42 o AllianceBernstein International Growth Fund

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser
The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the stated fee rates in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the


--------------------------------------------------------------------------------
                                AllianceBernstein International Growth Fund o 43

Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting many of the investment companies in the AllianceBernstein Fund complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser
The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type. The directors also noted that the methodology for preparing fund-by-fund profitability information was being reviewed and that it was expected that an updated methodology would be implemented later in the year, and that it would differ in various respects from the methodology used previously.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits
The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients, including the Fund. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject.


--------------------------------------------------------------------------------
44 o AllianceBernstein International Growth Fund

The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution. At the special presentation, the directors received and reviewed information concerning the Adviser's soft dollar arrangements, which included a description of the Adviser's policies and procedures with respect to allocating portfolio transactions for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Adviser.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser: receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan; retains a portion of the 12b-1 fees from the Fund; and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors believe that the Adviser derives reputational and other benefits from its association with the Fund.

Investment Results
In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by the Adviser based on information obtained from Lipper showing performance for Class A shares of the Fund as compared to other funds in the Lipper International Multi Core Funds Average (the category that Lipper has assigned the Fund to since its inception) for periods ending March 31, 2005 over the year to date, 1-, 3-, 5- and 10-year and since inception periods (inception June 1994) and for calendar years 1995 to 2004 and compared to the Morgan Stanley Capital International World (minus the U.S.) Index. The directors also reviewed information from a report prepared by Lipper showing performance for Class A shares of the Fund as compared to a group of 7 to 3 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 49 to 13 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended March 31, 2005 over the 1-, 3-, 5-


--------------------------------------------------------------------------------
                                AllianceBernstein International Growth Fund o 45
and 10-year periods. The directors noted that the Lipper category data showed the Fund's performance for the periods ending March 31, 2005 was significantly above the Lipper medians in all periods reviewed, and that the Fund's calendar year performance was significantly below the Lipper medians in 1995 and 2000, somewhat below the Lipper median in 1998 and significantly above the Lipper medians in all other periods reviewed. The directors further noted that in the Performance Group and Performance Universe comparisons, the Fund was in the first or second quintile in all periods reviewed where quintile information was available (Performance Group quintile information was not available for the 5- and 10-year periods). Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses
The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio adjusted to show the effect of assuming the new lower contractual advisory fees implemented in January 2004 had been in effect in the Fund's most recent fiscal year. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund's at approximate current size contractual effective fee rate of 75 basis points was significantly lower than the median for the Expense Group. The directors noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was 4 basis points. The directors noted that the Fund's expense ratio was slightly below but very close to the medians for the Expense Group and the Expense Universe. The directors concluded that the Fund's expense ratio was satisfactory.


--------------------------------------------------------------------------------
46 o AllianceBernstein International Growth Fund

Economies of Scale
The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


--------------------------------------------------------------------------------
                                AllianceBernstein International Growth Fund o 47

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT*
The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P., (the "Adviser") and the AllianceBernstein International Growth Fund, Inc.**, (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from providing such services.

     5.    Possible economies of scale as the Fund grows larger.

     6. Nature and quality of the Adviser's services, including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS, CAPS & RATIOS
The table below describes the Fund's advisory fee pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.

                                                     Advisory Fee Based on % of
                                                       Average Daily Net Assets
--------------------------------------------------------------------------------

AllianceBernstein International Growth Fund, Inc.   First $2.5 billion      .75%
                                                    Next $2.5 billion       .65%
                                                    Excess over $5 billion  .60%



* It should be noted that the information in the fee summary was completed on June 8, 2005 and presented to the Board of Directors and Trustees on June 15, 2005 in accordance with the Assurance of Discontinuance with the New York State Attorney General. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

** Prior to May 16, 2005, AllianceBernstein International Growth Fund, Inc. was named AllianceBernstein Worldwide Privatization Fund, Inc.


--------------------------------------------------------------------------------
48 o AllianceBernstein International Growth Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund as indicated below:

                                                Latest
                                             Fiscal Year   As % of Average
                                                Amount    Daily Net Assets
--------------------------------------------------------------------------------
AllianceBernstein International
   Growth Fund, Inc.                      $     112,000.00       .04

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the levels set forth below for that Fund's current fiscal year. That waiver agreement is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice. It should be noted that as of February 28, 2005, the Fund is operating below its expense cap. Pro-forma expense ratio is also set forth below.

                                 Expense Cap
                                  pursuant to
                                    Expense
                                  Limitation        Pro-Forma       Fiscal
                                 Undertaking*    Expense Ratio**   Year End
--------------------------------------------------------------------------------
AllianceBernstein International Advisor-1.35%          1.28%       June 30,
   Growth Fund, Inc.            Class A-1.65%          1.60%         2004
                                Class B-2.35%          2.37%
                                Class C-2.35%          2.32%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS OF THE ADVISER
The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative and legal/compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. A portion of the expenses related to these services are reimbursed by the Fund to the Adviser. Managing the cash flow of an investment company may be more difficult than for other accounts, particularly if the Fund is in net redemptions, as the Adviser is forced to sell securities to meet redemptions.



*  The expense caps are effective May 16, 2005.

** This pro-forma expense ratio information shows what would have been each Fund's expense ratio in the indicated fiscal year had the current fee been in effect throughout the fiscal year.


--------------------------------------------------------------------------------
                                AllianceBernstein International Growth Fund o 49

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Senior Officer believes it is worth noting the information from the Adviser's ADV regarding the advisory fees charged to institutional accounts in the same asset class as the Fund. However, with respect to the Fund the Adviser represented that there is no category set forth in its Form ADV for institutional products which have a substantially similar investment style as the Fund.

The Adviser also manages and sponsors retail mutual funds organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States investors. The Adviser charges the following fee for an offshore mutual fund with a similar investment style as the Fund:

Asset Class                                                     Fee
--------------------------------------------------------------------------------
Global Growth                                                  1.00%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES. Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed advisory fees relative to the Lipper group median at the approximate current asset level for the Fund.*

                                                   Lipper Group
                                         Fee          Median         Rank
--------------------------------------------------------------------------------

AllianceBernstein International
   Growth Fund, Inc.                    0.750          0.925          1/9

Lipper also analyzed the expense ratio of the Fund in comparison to its Lipper Expense Group** and Lipper Expense Universe***. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper



* A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

** Lipper uses the following criteria in screening funds to be included in each Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An expense group will typically consist of seven to twenty funds.

*** Except for asset (size) comparability, Lipper uses the same criteria for selecting an expense group when selecting an expense universe. Unlike an expense group, an expense universe allows for the same advisor to be represented by more than just one fund.


--------------------------------------------------------------------------------
50 o AllianceBernstein International Growth Fund

Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                            Lipper    Lipper              Lipper
                                 Expense   Universe  Universe   Lipper     Group
                                  Ratio     Median     Rank   Group Rank  Median
--------------------------------------------------------------------------------
AllianceBernstein International
   Growth Fund, Inc.              1.648     1.656     22/54      4/9       1.677


Based on this analysis, the Fund has a more favorable ranking on an advisory fee basis than on a total expense ratio basis. This has resulted in a variety of efforts by the Adviser to lower non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.
The profitability information for the Fund prepared by the Adviser for the Board of the Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.
The Adviser's profitability for the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund pursuant to the investment advisory agreement, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. These affiliates provide transfer agency and distribution related services and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

Different classes of shares are charged different types of distribution fees. The Adviser's affiliate, AllianceBernstein Investment Research and Management Inc.


--------------------------------------------------------------------------------
                                AllianceBernstein International Growth Fund o 51

("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser may make payments* from their own resources, in addition to sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2004, ABIRM paid from its own resources approximately .04% of the average monthly assets of the Fund for distribution services and educational support. For 2005, it is anticipated that ABIRM will pay approximately .04% of average monthly assets of the Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amount in Class A front-end load sales charges from sales of the Fund's shares in the Fund's most recent fiscal year:

                                                         Amount Received
--------------------------------------------------------------------------------
AllianceBernstein International Growth Fund, Inc.            $4,156

ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                               12b-1Fee
                                              Received**      CDSC Received
--------------------------------------------------------------------------------
AllianceBernstein International
   Growth Fund, Inc.                         $  1,278,526      $  27,660

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fee from the Fund in the most recent fiscal year:

                                                            AGIS Fee
--------------------------------------------------------------------------------
AllianceBernstein International Growth Fund, Inc.           $ 386,000

V. POSSIBLE ECONOMIES OF SCALE
The Adviser has indicated that the breakpoints in the fee schedule for the Fund reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that have considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because



* The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) .25% of the current year's Fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.

** 12b-1 amounts are gross amounts paid to ABIRM.


--------------------------------------------------------------------------------
52 o AllianceBernstein International Growth Fund the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data which forced the researchers to infer facts about the costs from the behavior of fund expenses, there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING PERFORMANCE OF THE FUND.
With assets under management of $534.4 billion as of March 31, 2005, the Adviser has the investment experience and resources necessary to effectively manage the Fund and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Fund relative to its Lipper universe:

                                                 Performance Year
                                     Rank in Performance Universe for Periods
                                               Ended March 31, 2005
--------------------------------------------------------------------------------
                                        1         3         5         10
--------------------------------------------------------------------------------

AllianceBernstein International Growth
   Fund, Inc.                         5/49      1/42      12/35      1/13

CONCLUSION:
Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 22, 2005


--------------------------------------------------------------------------------
                                AllianceBernstein International Growth Fund o 53

ALLIANCEBERNSTEIN FAMILY OF FUNDS


-------------------------------------------------
Wealth Strategies Funds
-------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

-------------------------------------------------
Blended Style Funds
-------------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-------------------------------------------------
Growth Funds
-------------------------------------------------

Domestic
Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International
Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

-------------------------------------------------
Value Funds
-------------------------------------------------

Domestic
Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International
Global Value Fund
International Value Fund

-------------------------------------------------
Taxable Bond Funds
-------------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

-------------------------------------------------
Municipal Bond Funds
-------------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

-------------------------------------------------
Intermediate Municipal Bond Funds
-------------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-------------------------------------------------
Closed-End Funds
-------------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II






We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
54 o AllianceBernstein International Growth Fund

NOTES



--------------------------------------------------------------------------------
                                AllianceBernstein International Growth Fund o 55

NOTES



--------------------------------------------------------------------------------
56 o AllianceBernstein International Growth Fund

[LOGO] AllianceBernstein (R)
Investment Research and Management


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

WWPAR0605

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered accounting firm PricewaterhouseCoopers LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                             Audit-Related
                              Audit Fees         Fees             Tax Fees

                   2004     $54,000          $11,255*        $15,500
                   2005     $56,000          $2,240          $19,850

* Includes SAS 70 fees and professional services fees for multiple class testing of $3,255 and $1,400, respectively, for the year ended 2004, which were paid to Ernst & Young.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                             Total Amount of
                                                          Forgoing Column Pre-
                                                          approved by the Audit
                                  All Fees for                 Committee
                                Non-Audit Services       (Portion Comprised of
                                 Provided to the          Audit Related Fees)
                                Fund, the Adviser        (Portion Comprised of
                              and Service Affiliates           Tax Fees)
                              ----------------------           ---------

                 2004        $1,109,047                $273,500*
                                                       ($258,000)*
                                                       ($15,500)
                 2005        $845,468                  $22,090
                                                       ($2,240)
                                                       ($19,850)

*Includes SAS 70 fees and professional services fees for multiple class testing of $3,255 & $1,400, respectively, for the year ended 2004, which were paid to Ernst & Young.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.



ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 11. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

         Exhibit No.       DESCRIPTION OF EXHIBIT
         -----------       ----------------------
         11 (a) (1)        Code of Ethics that is subject to the disclosure
                           of Item 2 hereof

         11 (b) (1)        Certification of Principal Executive Officer
                           Pursuant to Section 302 of the Sarbanes-Oxley
                           Act of 2002

         11 (b) (2)        Certification of Principal Financial Officer
                           Pursuant to Section 302 of the Sarbanes-Oxley
                           Act of 2002

         11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein International Growth Fund, Inc.

By:      /s/ Marc O. Mayer
         -----------------
         Marc O. Mayer
         President

Date:     August 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         -----------------
         Marc O. Mayer
         President

Date:    August 29, 2005

By:      /s/ Mark D. Gersten
         -------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    August 29, 2005